Dear Fellow Shareholders:

For the six months ended March 31, 2002, the IPO Plus Fund's total return was 0.36%, as compared with 10.99% for the S&P
500 and 25.91% for the Russell 2000.

The last six months marked a cautious return to the IPO market.
Many of the IPOs from the past six months were large, established companies such as insurer Travelers and eye care leader Alcon, as opposed to smaller, more recently formed companies.

Signaling a healthier IPO market is the $21.4 billion in proceeds raised from the 44 deals completed during the six months through March 31, 2002. This compares with $25.5 billion for 70 deals for the six months through March 2001 and $77.7 billion for the 282 deals for the six months through March 2000. In addition, the pace of IPO withdrawals has slowed considerably with only five companies canceling in the first quarter of 2002 as compared with 47 in the first quarter of 2001.

The tragic events of September 11 caused everyone to think harder about the value of security. Wall Street was no exception and defense contractors continued the trend of success begun in the fourth quarter of 2001. Though only garnering modest first day premiums, defense IPOs continue to give investors better aftermarket bang for their buck with their IPO market.

Our outlook for the coming months is for a continuing slow recovery in the IPO market, paralleling the economic recovery. For now, we expect to see the bulk of IPOs in the health care and defense related sectors. While technology IPOs are still scarce, we believe that we are seeing the beginning of renewed investment in select technology sectors.

We remind investors that IPOs have historically comprised between 25% and 30% of all new equity issuance. The IPO market is an important source of funding for new companies and the place for mature companies to reconstitute themselves.

We thank you for being an IPO Plus Fund shareholder.

Sincerely

Renaissance Capital

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors' shares when redeemed may be worth more or less than original cost.

Growth of a $10,000 Investment

Insert chart here
			 				  Average
							  Annual
					Six Months        Total Return
					Ended		  Since
					March 31, 2002	  Inception*
IPO Plus Aftermarket Fund		0.36%		  -8.90%
Russell 2000 Index			25.91%		   4.78%
Nasdaq OTC Composite			23.33%		   4.16%

PORTFOLIO OF INVESTMENTS
As of March 31, 2002 (unaudited)

				 		Shares 		   Value
Common Stock (86.7%)

Business Services (8.3%)
Accenture Ltd.*				 	40,000 		 $1,068,000
Alliance Data Systems Corp.*		 	25,000 		    628,500
						 		  1,696,500

Computer Technology (6.3%)
HPL Technologies, Inc.*			 	20,000 		    329,600
Lawson Software, Inc.* 			 	30,000 		    360,000
ManTech International Corp.* 		 	20,000 		    372,000
Precise Software Solutions Ltd.*	 	10,000 		    232,900
					    			  1,294,500

Defense-Aerospace (2.7%)
Integrated Defense Technologies, Inc.*		20,000 		    555,000

Electronic Components/
    Semiconductor Manufacturing (5.6%)
Broadcom Corp., Class A*			 5,000 		    179,500
Mykrolis Corp.* 				30,000 		    458,700
OSI Systems, Inc.* 				20,000 		    504,000
						 		  1,142,200

Financial (11.4%)
E*TRADE Group, Inc.*			       100,000 		    942,000
John Hancock Financial Services, Inc.	        20,000 		    763,800
Travelers Property Casualty Corp.* 		31,000 		    620,000
						 		  2,325,800

Food-Miscellaneous (8.7%)
Bunge Ltd.				 	25,000 		    541,250
Kraft Foods, Inc., Class A			32,000 		  1,236,800
						 		  1,778,050

Health-Biotechnology (2.6%)
Charles River Laboratories
    International, Inc.*			12,000 		    372,000
Diversa Corp.*				 	12,000 		    152,400
						                    524,400

Health-Drugs (3.2%)
Dr. Reddy's Laboratories Ltd. ADR*		30,000 		    663,300

Health-Instruments (5.2%)
Alcon, Inc.*				        25,000 		    846,250
Given Imaging Ltd.*				20,000 		    218,800
						   		  1,065,050

Health-Services (3.9%)
AMN Healthcare Services, Inc.*		         5,000 		    134,500
Renal Care Group, Inc.*				20,000 		    656,000
						 		    790,500

Internet Technology (5.8%)
FreeMarkets, Inc.* 				10,000 		    229,700
SonicWALL, Inc.* 				40,000 		    521,600
TriZetto Group, Inc.*				35,000 		    425,250
						 		  1,176,550

Leisure (1.9%)
Radio One, Inc., Class A*			18,000 		    391,680

Real Estate (3.0%)
WCI Communities, Inc.*				25,300 		    617,320

Retail (11.4%)
Abercrombie & Fitch Co., Class A*		20,000 		    616,000
AFC Enterprises, Inc.*				12,100 		    404,745
Coach, Inc.*				 	20,000 		  1,014,200
PETCO Animal Supplies, Inc.*			13,000 		    306,670
						 		  2,341,615

Schools (1.4%)
Edison Schools, Inc.*				20,000 		    278,000

Transportation Services (5.3%)
United Parcel Service, Inc., Class B	        18,000 		  1,094,400

Total Common Stocks  (Cost $17,958,124)				 17,734,865

Short-Term Investments (10.8%)
Money Market Fiduciary
    (Cost $2,203,143)						  2,203,143
Total Investments
    (Cost $20,161,267) (a) (97.5%)				 19,938,008

Total Short Sales
    (Proceeds $1,047,543) (-5.3%)				 (1,080,850)

Other Assets and Liabilities (Net) (7.8%)		          1,586,638
Net Assets (100.0%)						$20,443,796

				 		Shares 		   Value

Schedule of Short Sales (-5.3%)
Prudential Financial, Inc.*			25,000             $776,250
Tsakos Energy Navigation Ltd.*		        20,000 	            304,600
    (Proceeds $1,047,543)					 $1,080,850

*     Non-income producing
ADR   American depositary receipt
(a) The cost for federal income tax purposes was $19,113,724. At March 31, 2002, net unrealized depreciation for all securities (excluding securities sold short) based on tax cost was $223,259. This consists of aggregate gross unrealized appreciation for all securities of $1,790,271 and aggregate gross unrealized depreciation for all securities of $2,013,530.

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period

			  Six Months 				   Dec. 19,
			  Ended					   1997+
			  March 31,	   			   through
			  2002	 	Year Ended September 30,   Sept. 30,
			  (unaudited)	2001	  2000	   1999	   1998
Net Asset Value,
 Beginning of Period	    $8.36      $30.48    $18.58   $11.19   $12.50

Income from Investment
   Operations
Net Investment Loss	    (0.07)     (0.32)	  (0.24)   (0.16)   (0.08)
Net Realized and
 Unrealized Gain/
 (Loss)	         	     0.10     (21.80)     12.14     7.55    (1.23)

Total from Investment
   Operations		     0.03     (22.12)     11.90     7.39    (1.31)
Net Asset Value,
   End of Period            $8.39      $8.36     $30.48   $18.58   $11.19

Total Return	             0.36%**  (72.57)%    64.05%   66.04%  (10.48)%**

Ratios and Supplemental Data
Net Assets,
 End of Period
 (in Thousands)		    $20,444  $23,038    $117,981  $15,422   $7,288
Ratio of Expenses to
 Average Net Assets	     2.50%*    2.50%       2.50%    2.50%    2.50%*
Ratio of Net Investment
 Loss to Average
 Net Assets  	 	    (1.53)%*  (1.76)%	  (0.87)%  (1.17)%  (0.96)%*
Ratio of Expenses
 to Average
 Net Assets (excluding
 waivers)		     3.80%*    2.93%	   2.50%    3.41%    4.54%
Ratio of Net Investment
 Loss to Average
 Net Assets
 (excluding waivers)        (2.83)%*  (2.19)%	  (0.87)%  (2.08)%   (2.99)%*
Portfolio Turnover Rate	   100.14%**  69.17%	  67.54%  145.78%    71.26%*


+Commencement of Operations
* Annualized
** Not Annualized
See Notes to Financial Statements


Statement of Assets and Liabilities
As of March 31, 2002
(unaudited)

Assets
Investment Securities, at Market Value (cost $20,161,267)  $19,938,008
Deposits from Brokers for Securities Sold Short		     2,389,096
Receivable for Investments Sold				       324,253
Organizational Costs - Note A					16,593
Interest and Dividends Receivable				 4,719
Receivable from Adviser						 1,024
Prepaid and Other Assets					19,548
Total Assets					            22,693,241

Liabilities
Cash Overdraft							16,542
Securities Sold Short, at Market Value (cost $1,047,543)     1,080,850
Payable for Investments Purchased		             1,051,903
Payable for Distribution Fees - Note D				11,244
Payable for Administrative Fees - Note C			 6,370
Payable for Shareholder Services Fees - Note D			 4,319
Accrued Expenses						78,217
Total Liabilities				             2,249,445

Net Assets						   $20,443,796

Net Assets Consist of:
Paid-in-Capital						  $104,062,444
Accumulated Net Realized Loss on Investments	           (83,362,082)
Net Unrealized Depreciation on:
	Investment Securities				      (223,259)
	Short Sales					       (33,307)
Net Assets					           $20,443,796

Net Asset Value, Offering and Redemption Price Per Share
 ($20,443,796 / 2,436,181 shares of beneficial interest,
  without par value, unlimited number of shares authorized)	$8.39

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002
(unaudited)

Investment Income
Interest						       $81,294
Dividend						        21,072
Other Income							 3,835
Total Investment Income					       106,201

Expenses
Investment Adviser - Note B
	Basic Fees				$163,519
	Less: Fees Waived			(141,291)	22,228
Transfer Agent Fees and Expenses				77,934
Administration Fees - Note C					35,507
Distribution Fees - Note D					27,253
Shareholder Services Fees - Note D				27,253
Shareholder Reports						21,038
Legal Fees						        16,444
Trustees' Fees - Note E						12,378
Amortization and Organizational Costs - Note A		        11,428
Custody Fees							 6,068
Federal and State Registration				         5,941
Auditing Fees							 5,317
Other Expenses							 3,743
Net Expenses						       272,532
Net Investment Loss					      (166,331)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on:
	Investment Securities				    (3,764,697)
	Short Sales				              (576,929)
Net Realized Loss on Investments			    (4,341,626)
Net Change in Unrealized Appreciation during the
period on:
	Investment Securities		                     4,972,461
	Short Sales					      (313,130)
Net Unrealized Appreciation on Investments	             4,659,331
Net Realized and Unrealized Gain on Investments		       317,705
Net Increase in Net Assets Resulting from Operations          $151,374

See Notes to Financial Statements


Statement of Changes in Net Assets

					  Six Months
				          Ended		        Year Ended
					  March 31, 2002	September 30,
					  (unaudited)	        2001

Increase (Decrease) in Net
 Assets from Operations
Net Investment Loss   			   $(166,331)		$(893,192)
Net Realized Loss on Investments	  (4,341,626)	      (69,525,445)
Net Change in Unrealized Appreciation/
 Depreciation on Investments	           4,659,331 	       (6,197,598)
Net Increase (Decrease) in Net Assets
 Resulting from Operations		     151,374 	      (76,616,235)
Fund Share Transactions
Proceeds from Shares Sold	             793,314 		4,837,496
Cost of Shares Redeemed			  (3,538,988)	      (23,164,173)
Net Decrease from Fund Share
 Transactions				  (2,745,674)	      (18,326,677)
Total Decrease in Net Assets	          (2,594,300)	      (94,942,912)
Net Assets
Beginning of Period			  23,038,096 	      117,981,008
End of Period				 $20,443,796 	      $23,038,096

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold			      92,886 	           289,450
Number of Shares Redeemed	            (410,981)	        (1,405,453)
Net Decrease in Fund Shares	            (318,095)	        (1,116,003)

See Notes to Financial Statements



Notes to Financial Statements
.....................................................................
March 31, 2002
(unaudited)

The IPO Plus Aftermarket Fund ("IPO+ Fund") is a series of Renaissance Capital Greenwich Funds ("Renaissance Capital Funds"), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO+ Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are followed by the IPO+ Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO+ Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

For the year ended September 30, 2001, the IPO+ Fund had accumulated capital loss carryforwards of $78,499,237. The capital loss carryforward is available to offset future gains of $37,194 expiring in 2006, $13,135,817 expiring in 2008 and $65,326,226 expiring in 2009.

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences resulted in reclassification for the six months ended March 31, 2002 as follows: a decrease in paid-in capital of $166,331 and a decrease in undistributed net investment income of $166,331.








Notes to Financial Statements
.....................................................................
 (continued)

4. ORGANIZATIONAL COSTS: Costs incurred by the IPO+ Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight
-line basis over a five-year period.

5. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO+ Fund in order to limit Total Fund Operating Expenses to 2.50%.
During the six months ended March 31 2002, Renaissance Capital deferred fees of $141291. These deferrals are subject to later recapture by Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $524,355.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the "Administration Agreement"), the Administrator generally supervised certain operations of the IPO+ Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator receives a fee on the value of the IPO+ Fund computed daily and payable monthly, at the annual rate of eighteen one-hundredths of one percent (0.18%) on the first $50 million of average daily net assets, and decreasing as assets reach certain levels, subject to an annual minimum of $75,000 plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board of Trustees, to pay up to 0.50% of the IPO+ Fund's average daily net assets for distribution and shareholder servicing.

Total annual fee for distribution of the IPO+ Fund's shares which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO+ Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholders servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees amounted to $2,877 for the six months ended March 31, 2002, representing 0.01% of average net assets.

E. TRUSTEES' FEES: Trustees' fees are $4,000 per year plus $500 for each meeting attended.

F. PURCHASES AND SALES: For the six months ended March 31, 2002, the IPO+ Fund made purchases of approximately $22,085,696 and sales of approximately $16,341,176 of investment securities other than long-term U.S. Government and short-term securities.


Notes to Financial Statements
.............................................................................
 (continued)


G. SHORT SALES AND SEGREGATED CASH: Short sales are transactions in which the IPO+ Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the IPO+ Fund must borrow the security to deliver to the buyer upon the short sale; the IPO+ Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The IPO+ Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the IPO+ Fund replaces the borrowed security. The IPO+ Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The IPO+ Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

The IPO+ Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short).
If the IPO+ Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the IPO+ Fund as collateral while the short sale is outstanding.

H. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.